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                                                                  EXHIBIT 10.2.3

                        GUARANTY OF RECOURSE OBLIGATIONS

          THIS GUARANTY (as amended, restated, replaced, supplemented or otherwise modified from time to time, this "Guaranty") is executed as of November 1, 2002 by THOSE ENTITIES LISTED ON SCHEDULE II attached hereto (each, a "Guarantor" and collectively the, "Guarantors"), for the benefit of VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (together with its successors and assigns, "Lender").

                               W I T N E S S E T H

          WHEREAS, pursuant to that certain Promissory Note, dated of even date herewith, executed by the entities listed on Schedule I attached hereto, each a Delaware limited liability company (each, a "Borrower" and collectively, the "Borrowers") and payable to the order of Lender in the maximum principal amount of Fifty Five Million and No/100 Dollars ($55,000,000) (together with all renewals, modifications, increases and extensions thereof, the "Note"), the Borrowers have become indebted, and may from time to time be further indebted, to Lender with respect to a loan (the "Loan") which is made pursuant to that certain Loan Agreement, dated of even date herewith, between the Borrowers and Lender (as amended, restated, replaced, supplemented or otherwise modified from time to time, the "Loan Agreement");

          WHEREAS, Lender is not willing to make the Loan, or otherwise extend credit, to the Borrowers unless each Guarantor unconditionally guarantees payment and performance to Lender of the Guaranteed Obligations (as herein defined); and

          WHEREAS, the Guarantors are the owners of a direct or indirect interest in the Borrowers, and will directly benefit from Lender's making the Loan to the Borrowers.

          NOW, THEREFORE, as an inducement to Lender to make the Loan to the Borrowers and to extend such additional credit as Lender may from time to time agree to extend under the Loan Documents, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

                    ARTICLE I - NATURE AND SCOPE OF GUARANTY

          Section 1.1 Guaranty of Obligations. Each Guarantor hereby irrevocably and unconditionally guarantees to Lender and its successors and assigns the payment and performance of the Guaranteed Obligations as and when the same shall be due and payable, whether by lapse of time, by acceleration of maturity or otherwise. Each Guarantor hereby irrevocably and unconditionally covenants and agrees that it is liable for the Guaranteed Obligations as a primary obligor.

          Section 1.2 Definition of Guaranteed Obligations. As used herein, the term "Guaranteed Obligations" means the obligations or liabilities of any Borrower to Lender for

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any loss, damage, cost, expense, liability, claim or other obligation incurred by Lender (including attorneys' fees and costs reasonably incurred) arising out of or in connection with the following:

               (a) fraud or intentional misrepresentation by any Borrower or any Guarantor in connection with the Loan;

               (b) the gross negligence or willful misconduct by any Borrower;

               (c) the breach of any representation, warranty, covenant or indemnification provision in the Environmental Indemnity concerning environmental laws, hazardous substances and asbestos and any indemnification of Lender with respect thereto contained in the Environmental Indemnity;

               (d) the removal or disposal of any portion of the Properties after an Event of Default;

               (e) the misapplication or conversion by any Borrower of (i) any insurance proceeds paid by reason of any loss, damage or destruction to the Properties, (ii) any Awards or other amounts received in connection with the Condemnation of all or a portion of the Properties or (iii) any Rents;

               (f) failure to pay charges for labor or materials or other charges that can create Liens on any portion of the Properties;

               (g) any security deposits, advance deposits or other deposits collected with respect to the Properties which are not delivered to Lender upon a foreclosure of the Properties or action in lieu thereof, except to the extent any such security deposits were applied in accordance with the terms and conditions of any of the Leases prior to the occurrence of the Event of Default that gave rise to such foreclosure or action in lieu thereof;

               (h) the breach by any Borrower of its indemnification obligations set forth in Section 9.2 of the Loan Agreement; and

               (i) the failure to deposit all Rents into the Cash Management Account as required by the Loan Agreement.

          Notwithstanding anything to the contrary in any of the Loan Documents,
(i) Lender shall not be deemed to have waived any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provisions of the Bankruptcy Code to file a claim for the full amount of the Debt or to require that all collateral shall continue to secure all of the Debt owing to Lender in accordance with the Loan Documents and (ii) each Guarantor shall be liable for the full amount of the Debt (1) prior to a Securitization and (2) in the event that: (A) any Borrower fails to permit on-site inspections of any Property, fails to provide financial information, fails to maintain its status as a Single-Purpose Entity or fails to appoint a new property manager or new Operator upon the request of Lender after an Event of Default or other event that would give rise to the right of Lender to request such Borrower to appoint a new property manager or new Operator, each as required by, and in accordance with the terms and

                                      -2-

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provisions of, the Loan Documents; (B) any Borrower fails to obtain Lender's prior written consent to any subordinate financing, mezzanine financing or other voluntary lien encumbering any Property; (C) any Borrower fails to obtain Lender's prior written consent to any Transfer to the extent such consent is required in the Loan Agreement or any Mortgage; (D) any Borrower files a voluntary petition under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law; (E) any Affiliate, officer, director, or representative which controls, directly or indirectly, any Borrower files, or joins in the filing of, an involuntary petition against such Borrower under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law, or solicits or causes to be solicited petitioning creditors for any involuntary petition against such Borrower from any Person; (F) any Borrower files an answer consenting to or otherwise acquiescing in or joining in any involuntary petition filed against it, by any other Person under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law, or solicits or causes to be solicited petitioning creditors for any involuntary petition from any Person;
(G) any Affiliate, officer, director, or representative which controls any Borrower consents to or acquiesces in or joins in an application for the appointment of a custodian, receiver, trustee, or examiner for such Borrower or any portion of the Properties; or (H) any Borrower makes an assignment for the benefit of creditors, or admits, in writing or in any legal proceeding, its insolvency or inability to pay its debts as they become due.

          Section 1.3 Nature of Guaranty. This Guaranty is an irrevocable, absolute, continuing guaranty of payment and performance and not a guaranty of collection. This Guaranty may not be revoked by any Guarantor and shall continue to be effective with respect to any Guaranteed Obligations arising or created after any attempted revocation by any Guarantor and after (if a Guarantor is a natural person) such Guarantor's death (in which event this Guaranty shall be binding upon such Guarantor's estate and such Guarantor's legal representatives and heirs). The fact that at any time or from time to time the Guaranteed Obligations may be increased or reduced shall not release or discharge the obligation of any Guarantor to Lender with respect to the Guaranteed Obligations. This Guaranty may be enforced by Lender and any subsequent holder of the Note and shall not be discharged by the assignment or negotiation of all or part of the Note.

          Section 1.4 Guaranteed Obligations Not Reduced by Offset. The Guaranteed Obligations and the liabilities and obligations of each Guarantor to Lender hereunder shall not be reduced, discharged or released because or by reason of any existing or future offset, claim or defense of any Borrower or any other party against Lender or against payment of the Guaranteed Obligations, whether such offset, claim or defense arises in connection with the Guaranteed Obligations (or the transactions creating the Guaranteed Obligations) or otherwise.

          Section 1.5 Payment by Guarantor. If all or any part of the Guaranteed Obligations shall not be punctually paid when due, whether at demand, maturity, acceleration or otherwise, each Guarantor shall, immediately upon demand by Lender and without presentment, protest, notice of protest, notice of non-payment, notice of intention to accelerate the maturity, notice of acceleration of the maturity or any other notice whatsoever, pay in lawful money of the United States of America, the amount due on the Guaranteed Obligations to Lender at Lender's address as set forth herein. Such demand(s) may be made at any time coincident with or after the time for payment of all or part of the Guaranteed Obligations and may be made from time to time

                                      -3-

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with respect to the same or different items of Guaranteed Obligations. Such demand shall be deemed made, given and received in accordance with the notice provisions hereof.

          Section 1.6 No Duty to Pursue Others. It shall not be necessary for Lender (and each Guarantor hereby waives any rights which it may have to require Lender), in order to enforce the obligations of each Guarantor hereunder, first to (i) institute suit or exhaust its remedies against any Borrower or others liable on the Loan or the Guaranteed Obligations or any other person, (ii) enforce Lender's rights against any collateral which shall ever have been given to secure the Loan, (iii) enforce Lender's rights against any other guarantors of the Guaranteed Obligations, (iv) join any Borrower or any others liable on the Guaranteed Obligations in any action seeking to enforce this Guaranty, (v) exhaust any remedies available to Lender against any collateral which shall ever have been given to secure the Loan, or (vi) resort to any other means of obtaining payment of the Guaranteed Obligations. Lender shall not be required to mitigate damages or take any other action to reduce, collect or enforce the Guaranteed Obligations.

          Section 1.7 Waivers. Each Guarantor agrees to the provisions of the Loan Documents and hereby waives notice of (i) any loans or advances made by Lender to any Borrower, (ii) acceptance of this Guaranty, (iii) any amendment, modification, replacement or extension of the Note, the Mortgages, the Loan Agreement or of any other Loan Documents, (iv) the execution and delivery by any Borrower and Lender of any other loan or credit agreement or of any Borrower's execution and delivery of any promissory notes or other documents arising under the Loan Documents or in connection with any of the Properties, (v) the occurrence of any breach by any Borrower or an Event of Default, (vi) Lender's transfer or disposition of the Guaranteed Obligations, or any part thereof,
(vii) sale or foreclosure (or posting or advertising for sale or foreclosure) of any collateral for the Guaranteed Obligations, (viii) protest, proof of non-payment or default by any Borrower, or (ix) any other action at any time taken or omitted by Lender and, generally, all demands and notices of every kind in connection with this Guaranty, the Loan Documents, any documents or agreements evidencing, securing or relating to any of the Guaranteed Obligations and the obligations hereby guaranteed.

          Section 1.8 Payment of Expenses. In the event that any Guarantor should breach or fail to timely perform any provisions of this Guaranty, each Guarantor shall, immediately upon demand by Lender, pay Lender all costs and expenses (including court costs and attorneys' fees) incurred by Lender in the enforcement hereof or the preservation of Lender's rights hereunder. The covenant contained in this Section shall survive the payment and performance of the Guaranteed Obligations.

          Section 1.9 Effect of Bankruptcy. In the event that pursuant to any insolvency, bankruptcy, reorganization, receivership or other debtor relief law or any judgment, order or decision thereunder, Lender must rescind or restore any payment or any part thereof received by Lender in satisfaction of the Guaranteed Obligations, as set forth herein, any prior release or discharge from the terms of this Guaranty given to any Guarantor by Lender shall be without effect and this Guaranty shall remain in full force and effect. It is the intention of each Borrower and each Guarantor that each Guarantor's obligations hereunder shall not be discharged except by performance of such obligations and then only to the extent of such performance.

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          Section 1.10 Waiver of Subrogation, Reimbursement and Contribution.
Notwithstanding anything to the contrary contained in this Guaranty, unless and until the indefeasible payment and satisfaction in full of all of the Guaranteed Obligations, each Guarantor hereby unconditionally and irrevocably waives, releases and abrogates any and all rights it may now or hereafter have under any agreement, at law or in equity (including, without limitation, any law subrogating such Guarantor to the rights of Lender), to assert any claim against or seek contribution, indemnification or any other form of reimbursement from any Borrower or any other party liable for payment of any or all of the Guaranteed Obligations for any payment made by such Guarantor under or in connection with this Guaranty or otherwise.

          Section 1.11 Borrower. The term "Borrower" as used herein shall include any new or successor corporation, association, partnership (general or limited), limited liability company joint venture, trust or other individual or organization formed as a result of any merger, reorganization, sale, transfer, devise, gift or bequest of any Borrower or any interest in any Borrower.

                    ARTICLE II - EVENTS AND CIRCUMSTANCES NOT
                 REDUCING OR DISCHARGING GUARANTOR'S OBLIGATIONS

          Section 2.1 Events and Circumstances Not Reducing or Discharging Guarantor's Obligations. Each Guarantor hereby consents and agrees to each of the following and agrees that its obligations under this Guaranty shall not be released, diminished, impaired, reduced or adversely affected by any of the following and waives any common law, equitable, statutory or other rights (including without limitation rights to notice) which it might otherwise have as a result of or in connection with any of the following:

               (a) Modifications. Any renewal, extension, increase, modification, alteration or rearrangement of all or any part of the Guaranteed Obligations, the Note, the Mortgages, the Loan Agreement, the other Loan Documents or any other document, instrument, contract or understanding between any Borrower and Lender or any other parties pertaining to the Guaranteed Obligations or any failure of Lender to notify any Guarantor of any such action.

               (b) Adjustment. Any adjustment, indulgence, forbearance or compromise that might be granted or given by Lender to any Borrower or any Guarantor.

               (c) Condition of Borrower or Guarantor. The insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of any Borrower, any Guarantor or any other party at any time liable for the payment of all or part of the Guaranteed Obligations; or any dissolution of any Borrower or any Guarantor or any sale, lease or transfer of any or all of the assets of any Borrower or any Guarantor or any changes in the shareholders, partners or members of any Borrower or any Guarantor; or any reorganization of any Borrower or any Guarantor.

               (d) Invalidity of Guaranteed Obligations. The invalidity, illegality or unenforceability of all or any part of the Guaranteed Obligations or any document or agreement executed in connection with the Guaranteed Obligations for any reason

                                      -5-

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     whatsoever, including without limitation the fact that (i) the Guaranteed
     Obligations or any part thereof exceeds the amount permitted by law, (ii) the act of creating the Guaranteed Obligations or any part thereof is ultra vires, (iii) the officers or representatives executing the Note, the Mortgages, the Loan Agreement or the other Loan Documents or otherwise creating the Guaranteed Obligations acted in excess of their authority,
     (iv) the Guaranteed Obligations violate applicable usury laws, (v) any Borrower has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Guaranteed Obligations wholly or partially uncollectible from such Borrower, (vi) the creation, performance or repayment of the Guaranteed Obligations (or the execution, delivery and performance of any document or instrument representing part of the Guaranteed Obligations or executed in connection with the Guaranteed Obligations or given to secure the repayment of the Guaranteed Obligations) is illegal, uncollectible or unenforceable, or (vii) the Note, the Mortgages, the Loan Agreement or any of the other Loan Documents have been forged or otherwise are irregular or not genuine or authentic, it being agreed that each Guarantor shall remain liable hereon regardless of whether any Borrower or any other person be found not liable on the Guaranteed Obligations or any part thereof for any reason.

               (e) Release of Obligors. Any full or partial release of the liability of any Borrower on the Guaranteed Obligations or any part thereof, or of any co-guarantors, or any other Person now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Guaranteed Obligations, or any part thereof, it being recognized, acknowledged and agreed by each Guarantor that it may be required to pay the Guaranteed Obligations in full without assistance or support of any other party, and each Guarantor has not been induced to enter into this Guaranty on the basis of a contemplation, belief, understanding or agreement that other parties will be liable to pay or perform the Guaranteed Obligations, or that Lender will look to other parties to pay or perform the Guaranteed Obligations.

               (f) Other Collateral. The taking or accepting of any other security, collateral or guaranty, or other assurance of payment, for all or any part of the Guaranteed Obligations.

               (g) Release of Collateral. Any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including without limitation negligent, willful, unreasonable or unjustifiable impairment) of any collateral, property or security at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Obligations.

               (h) Care and Diligence. The failure of Lender or any other party to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of any collateral, property or security, including but not limited to any neglect, delay, omission, failure or refusal of Lender (i) to take or prosecute any action for the collection of any of the Guaranteed Obligations or (ii) to foreclose, or initiate any action to foreclose, or, once commenced, prosecute to completion any action to foreclose upon any security therefor, or (iii) to take or prosecute

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     any action in connection with any instrument or agreement evidencing or securing all or any part of the Guaranteed Obligations.

               (i) Unenforceability. The fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the Guaranteed Obligations, or any part thereof, shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by each Guarantor that it is not entering into this Guaranty in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility or value of any of the collateral for the Guaranteed Obligations.

               (j) Offset. The Note, the Guaranteed Obligations and the liabilities and obligations of each Guarantor to Lender hereunder shall not be reduced, discharged or released because of or by reason of any existing or future right of offset, claim or defense of any Borrower against Lender, or any other party, or against payment of the Guaranteed Obligations, whether such right of offset, claim or defense arises in connection with the Guaranteed Obligations (or the transactions creating the Guaranteed Obligations) or otherwise.

               (k) Merger. The reorganization, merger or consolidation of any Borrower into or with any other Person.

               (l) Preference. Any payment by any Borrower to Lender is held to constitute a preference under bankruptcy laws or for any reason Lender is required to refund such payment or pay such amount to any Borrower or someone else.

               (m) Other Actions Taken or Omitted. Any other action taken or omitted to be taken with respect to the Loan Documents, the Guaranteed Obligations, or the security and collateral therefor, whether or not such action or omission prejudices any Guarantor or increases the likelihood that any Guarantor will be required to pay the Guaranteed Obligations pursuant to the terms hereof, it is the unambiguous and unequivocal intention of each Guarantor that it shall be obligated to pay the Guaranteed Obligations when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, which obligation shall be deemed satisfied only upon the full and final payment and satisfaction of the Guaranteed Obligations.

                  ARTICLE III - REPRESENTATIONS AND WARRANTIES

          Section 3.1 Representations and Warranties. To induce Lender to enter into the Loan Documents and extend credit to the Borrowers, each Guarantor represents and warrants to Lender as follows:

               (a) Benefit. Guarantor is an Affiliate of the Borrowers, is the owner of a direct or indirect interest in the Borrowers, and has received, or will receive, direct or

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     indirect benefit from the making of this Guaranty with respect to the
     Guaranteed Obligations.

               (b) Familiarity and Reliance. Guarantor is familiar with, and has independently reviewed books and records regarding, the financial condition of each Borrower and is familiar with the value of any and all collateral intended to be created as security for the payment of the Note or Guaranteed Obligations; however, Guarantor is not relying on such financial condition or the collateral as an inducement to enter into this Guaranty.

               (c) No Representation by Lender. Neither Lender nor any other party has made any representation, warranty or statement to Guarantor in order to induce Guarantor to execute this Guaranty.

               (d) Guarantor's Financial Condition. As of the date hereof, and after giving effect to this Guaranty and the contingent obligation evidenced hereby, Guarantor is and will be solvent and has and will have assets which, fairly valued, exceed its obligations, liabilities (including contingent liabilities) and debts, and has and will have property and assets sufficient to satisfy and repay its obligations and liabilities.

               (e) Legality. The execution, delivery and performance by Guarantor of this Guaranty and the consummation of the transactions contemplated hereunder do not and will not contravene or conflict with any law, statute or regulation whatsoever to which Guarantor is subject or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or result in the breach of, any indenture, mortgage, charge, lien, or any contract, agreement or other instrument to which Guarantor is a party or which may be applicable to Guarantor. This Guaranty is a legal and binding obligation of Guarantor and is enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights.

               (f) Survival. All representations and warranties made by Guarantor herein shall survive the execution hereof.

               ARTICLE IV - SUBORDINATION OF CERTAIN INDEBTEDNESS

          Section 4.1 Subordination of All Guarantor Claims. As used herein, the term "Guarantor Claims" shall mean all debts and liabilities of any Borrower to any Guarantor, whether such debts and liabilities now exist or are hereafter incurred or arise, or whether the obligations of any Borrower thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, open account, or otherwise, and irrespective of the person or persons in whose favor such debts or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by any Guarantor. The Guarantor Claims shall include without limitation all rights and claims of any Guarantor against any Borrower (arising as a result of subrogation or otherwise) as a result of such Guarantor's payment of all or a portion of the Guaranteed Obligations. After the occurrence of an Event of

                                      -8-

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Default or the occurrence of an event which would, with the giving of notice or the passage of time, or both, constitute an Event of Default, no Guarantor shall receive or collect, directly nor indirectly, from any Borrower or any other party any amount upon the Guarantor Claims.

          Section 4.2 Claims in Bankruptcy. In the event of receivership, bankruptcy, reorganization, arrangement, debtor's relief, or other insolvency proceedings involving any Guarantor as debtor, Lender shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and receive directly from the receiver, trustee or other court custodian dividends and payments which would otherwise be payable upon Guarantor Claims. Each Guarantor hereby assigns such dividends and payments to Lender. Should Lender receive, for application against the Guaranteed Obligations, any dividend or payment which is otherwise payable to any Guarantor and which, as between any Borrower and such Guarantor, shall constitute a credit against the Guarantor Claims, then, upon payment to Lender in full of the Guaranteed Obligations, such Guarantor shall become subrogated to the rights of Lender to the extent that such payments to Lender on the Guarantor Claims have contributed toward the liquidation of the Guaranteed Obligations, and such subrogation shall be with respect to that proportion of the Guaranteed Obligations which would have been unpaid if Lender had not received dividends or payments upon the Guarantor Claims.

          Section 4.3 Payments Held in Trust. In the event that, notwithstanding anything to the contrary in this Guaranty, any Guarantor should receive any funds, payment, claim or distribution which is prohibited by this Guaranty, it agrees to hold in trust for Lender an amount equal to the amount of all funds, payments, claims or distributions so received, and agrees that it shall have absolutely no dominion over the amount of such funds, payments, claims or distributions so received except to pay them promptly to Lender, and it covenants promptly to pay the same to Lender.

          Section 4.4 Liens Subordinate. Each Guarantor agrees that any liens, security interests, judgment liens, charges or other encumbrances upon any Borrower's assets securing payment of the Guarantor Claims shall be and remain inferior and subordinate to any liens, security interests, judgment liens, charges or other encumbrances upon any Borrower's assets securing payment of the Guaranteed Obligations, regardless of whether such encumbrances in favor of any Guarantor or Lender presently exist or are hereafter created or attach. Without the prior written consent of Lender, no Guarantor shall (i) exercise or enforce any creditor's right it may have against any Borrower, or (ii) foreclose, repossess, sequester or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any liens, mortgage, deeds of trust, security interests, collateral rights, judgments or other encumbrances on assets of any Borrower held by it.

                            ARTICLE V - MISCELLANEOUS

          Section 5.1 Waiver. No failure to exercise, and no delay in exercising, on the part of Lender, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of Lender hereunder shall be in addition to all other rights provided by law. No

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modification or waiver of any provision of this Guaranty, nor consent to departure therefrom, shall be effective unless in writing and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.

          Section 5.2 Notices. All notices, demands, requests, consents, approvals or other communications (any of the foregoing, a "Notice") required, permitted, or desired to be given hereunder shall be in writing sent by telefax (with answer back acknowledged) or by registered or certified mail, postage prepaid, return receipt requested, or delivered by hand or reputable overnight courier addressed to the party to be so notified at its address hereinafter set forth, or to such other address as such party may hereafter specify in accordance with the provisions of this Section 5.2. Any Notice to any Guarantor shall be deemed effective as to all Guarantors to the extent delivered to one Guarantor; it being understood that Notice to all Guarantors shall not be required if Notice is given to one Guarantor. Any Notice shall be deemed to have been received: (a) three (3) days after the date such Notice is mailed, (b) on the date of sending by telefax if sent during business hours on a Business Day (otherwise on the next Business Day), (c) on the date of delivery by hand if delivered during business hours on a Business Day (otherwise on the next Business Day), and (d) on the next Business Day if sent by an overnight commercial courier, in each case addressed to the parties as follows:

          If to Lender:      Ventas Realty, Limited Partnership
                             c/o Ventas, Inc.
                             4360 Brownsboro Road, Suite 115
                             Louisville, Kentucky 40207
                             Attention: Chief Financial Officer
                             Facsimile No. (502) 357-9001

          with a copy to:    Ventas Realty, Limited Partnership
                             c/o Ventas, Inc.
                             4360 Brownsboro Road, Suite 115
                             Louisville, Kentucky 40207
                             Attention: General Counsel
                             Facsimile No. (502) 357-9001

          with a copy to:    Dechert
                             4000 Bell Atlantic Tower
                             1717 Arch Street
                             Philadelphia, Pennsylvania 19103
                             Attention:  David W. Forti, Esquire
                             Facsimile No: (215) 994-2222

          If to Guarantor:   c/o Trans Healthcare, Inc.
                             4660 Trindle Road, Suite 103
                             Camp Hill, Pennsylvania 17011
                             Attention: Anthony Misitano
                             Facsimile No. (717) 730-8722
          with a copy to:    Latsha Davis & Yohe, P.C.
                             4720 Old Gettysburg Road, Suite 101
                             Harrisburg, Pennsylvania 17108
                             Attention:  Douglas C. Yohe, Esquire
                             Facsimile No. (717)761-2286

          Section 5.3 Governing Law; Submission to Jurisdiction.

               (a) THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK AND MADE BY EACH GUARANTOR AND ACCEPTED BY LENDER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE LOAN WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS GUARANTY AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH GUARANTOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS GUARANTY AND THE NOTE, AND THIS GUARANTY AND THE NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

               (b) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR ANY GUARANTOR ARISING OUT OF OR RELATING TO THIS GUARANTY MAY AT LENDER'S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND EACH GUARANTOR WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND EACH GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. EACH GUARANTOR DOES HEREBY DESIGNATE AND APPOINT:

               CT CORPORATION SYSTEM
               111 EIGHTH AVENUE
               NEW YORK, NEW YORK  10011

     AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO GUARANTOR IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON GUARANTOR IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. EACH GUARANTOR (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS) AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

          Section 5.4 Invalid Provisions. If any provision of this Guaranty is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Guaranty, such provision shall be fully severable and this Guaranty shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Guaranty, and the remaining provisions of this Guaranty shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Guaranty, unless such continued effectiveness of this Guaranty, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

          Section 5.5 Amendments. This Guaranty may be amended only by an instrument in writing executed by the party or an authorized representative of the party against whom such amendment is sought to be enforced.

          Section 5.6 Number and Gender/Successors and Assigns. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require. Without limiting the effect of specific references in any provision of this Guaranty, the term "Guarantor" shall be deemed to refer to each and every person comprising a Guarantor from time to time, as the sense of a particular provision may require, and to include the heirs, executors, administrators, legal representatives, successors and assigns of such Guarantor, all of whom shall be bound by the provisions of this Guaranty, provided that no obligation of any Guarantor may be assigned except with the written consent of Lender. Without limiting the effect of specific references in any provision of this Guaranty, the term "Borrower" shall be deemed to refer to each and every person comprising a Borrower from time to time, as the sense of a particular provision may require, and to include the heirs, executors, administrators, legal representatives, successors and assigns of such Borrower. Each reference herein to Lender shall be deemed to include its successors and assigns. This Guaranty shall inure to the benefit of Lender and its respective successors and assigns forever.

          Section 5.7 Headings, Etc. The headings and captions of various paragraphs of this Guaranty are for the convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

          Section 5.8 Recitals. The recital and introductory paragraphs hereof are a part hereof, form a basis for this Guaranty and shall be considered prima facie evidence of the facts and documents referred to therein.

          Section 5.9 Counterparts. To facilitate execution, this Guaranty may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Guaranty to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

          Section 5.10 Rights and Remedies. If any Guarantor becomes liable for any indebtedness owing by any Borrower to Lender, by endorsement or otherwise, other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may ever have against such Guarantor. The exercise by Lender of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

          Section 5.11 Other Defined Terms. Any capitalized term utilized herein shall have the meaning as specified in the Loan Agreement, unless such term is otherwise specifically defined herein.

          Section 5.12 Entirety. THIS GUARANTY EMBODIES THE FINAL, ENTIRE AGREEMENT OF EACH GUARANTOR AND LENDER WITH RESPECT TO EACH GUARANTOR'S GUARANTY OF THE GUARANTEED OBLIGATIONS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF. THIS GUARANTY IS INTENDED BY EACH GUARANTOR AND LENDER AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THE GUARANTY, AND NO COURSE OF DEALING BETWEEN ANY GUARANTOR AND LENDER, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY AGREEMENT. THERE ARE NO ORAL AGREEMENTS BETWEEN ANY GUARANTOR AND LENDER.

          Section 5.13 Waiver of Right to Trial by Jury. EACH GUARANTOR HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF

RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS GUARANTY, THE NOTE, THE MORTGAGES, THE LOAN AGREEMENT, OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY EACH GUARANTOR, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY EACH GUARANTOR.

          Section 5.14 Cooperation. Each Guarantor acknowledges that Lender and its successors and assigns may (i) sell this Guaranty, the Note and other Loan Documents to one or more investors as a whole loan, (ii) participate the Loan secured by this Guaranty to one or more investors, (iii) deposit this Guaranty, the Note and other Loan Documents with a trust, which trust may sell certificates to investors evidencing an ownership interest in the trust assets, or (iv) otherwise sell the Loan or interest therein to investors (the transactions referred to in clauses (i) through (iv) are hereinafter each referred to as "Secondary Market Transaction"). Each Guarantor shall cooperate with Lender in effecting any such Secondary Market Transaction and shall cooperate to implement all requirements imposed by any Rating involved in any Secondary Market Transaction. Each Guarantor shall provide such information and documents relating to any Guarantor, any Borrower, the Properties and any tenants of the Improvements as Lender may reasonably request in connection with such Secondary Market Transaction. In addition, each Guarantor shall make available to Lender all information concerning its business and operations that Lender may reasonably request. Lender shall be permitted to share all such information with the investment banking firms, Rating Agencies, accounting firms, law firms and other third-party advisory firms involved with the Loan and the Loan Documents or the applicable Secondary Market Transaction. It is understood that the information provided by any Guarantor to Lender may ultimately be incorporated into the offering documents for the Secondary Market Transaction and thus various investors may also see some or all of the information. Lender and all of the aforesaid third-party advisors and professional firms shall be entitled to rely on the information supplied by, or on behalf of, any Guarantor in the form as provided by such Guarantor. Lender may publicize the existence of the Loan in connection with its marketing for a Secondary Market Transaction or otherwise as part of its business development.

          Section 5.15 Reinstatement in Certain Circumstances. If at any time any payment of the principal of or interest under the Note or any other amount payable by any Borrower under the Loan Documents is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of any Borrower or otherwise, each Guarantor's obligations hereunder with respect to such payment shall be reinstated as though such payment has been due but not made at such time.

          Section 5.16 Joint and Several Liability. If more than one Person has executed this Agreement as "Guarantor," the representations, covenants, warranties and obligations of all such Persons hereunder shall be joint and several.

          IN WITNESS WHEREOF, the undersigned has executed this Guaranty all as of the day and year first above written.

                                        GUARANTOR:

                                        TRANS HEALTHCARE, INC.,
                                        a Delaware corporation


                                        By:   /s/ ANTHONY F. MISITANO
                                           -------------------------------------
                                           Name:  Anthony F. Misitano
                                           Title: President


                                        TRANS HEALTHCARE OF OHIO, INC.,
                                        a Delaware corporation


                                        By:   /s/ ANTHONY F. MISITANO
                                           -------------------------------------
                                           Name:  Anthony F. Misitano
                                           Title: President


                                        THI OF OHIO ALFS, INC.,
                                        a Delaware corporation


                                        By:   /s/ ANTHONY F. MISITANO
                                           -------------------------------------
                                           Name:  Anthony F. Misitano
                                           Title: President


                                        THI PROPERTIES, INC.,
                                        a Delaware corporation


                                        By:   /s/ ANTHONY F. MISITANO
                                           -------------------------------------
                                           Name:  Anthony F. Misitano
                                           Title: President

                                        THI SERVICES CORP.,
                                        a Delaware corporation


                                        By:   /s/ ANTHONY F. MISITANO
                                           -------------------------------------
                                           Name:  Anthony F. Misitano
                                           Title: President


                                        THI SPECIALTY HOSPITALS OF OHIO, INC.,
                                        a Delaware corporation


                                        By:   /s/ ANTHONY F. MISITANO
                                           -------------------------------------
                                           Name:  Anthony F. Misitano
                                           Title: President


                                        TRANS HEALTH MANAGEMENT, INC.,
                                        a Delaware corporation


                                        By:   /s/ ANTHONY F. MISITANO
                                           -------------------------------------
                                           Name:  Anthony F. Misitano
                                           Title: President


                                        THI OF MARYLAND, INC.,
                                        a Delaware corporation


                                        By:   /s/ ANTHONY F. MISITANO
                                           -------------------------------------
                                           Name:  Anthony F. Misitano
                                           Title: President


                                        PHYSICAL THERAPY PLUS, INC.,
                                        a Pennsylvania corporation


                                        By:   /s/ ANTHONY F. MISITANO
                                           -------------------------------------
                                           Name:  Anthony F. Misitano
                                           Title: President

                                        DALE J. CORDIAL, PT, INC.,
                                        a Pennsylvania corporation


                                        By:   /s/ ANTHONY F. MISITANO
                                           -------------------------------------
                                           Name:  Anthony F. Misitano
                                           Title: President


                                        DALE J. CORDIAL, PT, INC., NUMBER 4,
                                        a Pennsylvania corporation


                                        By:   /s/ ANTHONY F. MISITANO
                                           -------------------------------------
                                           Name:  Anthony F. Misitano
                                           Title: President


                                        THE PT GROUP OF PENN HILLS,
                                        a Pennsylvania general partnership


                                        By: Trans Healthcare, Inc.,
                                            a Delaware corporation,
                                            its Partner


                                            By:   /s/ ANTHONY F. MISITANO
                                               ---------------------------------
                                               Name:  Anthony F. Misitano
                                               Title: President


                                        THE PT GROUP PHYSICAL THERAPY FOR WOMEN, a Pennsylvania general partnership


                                        By: Dale J. Cordial, PT, Inc.,
                                            a Pennsylvania corporation,
                                            its Partner


                                            By:   /s/ ANTHONY F. MISITANO
                                               ---------------------------------
                                               Name:  Anthony F. Misitano
                                               Title: President

                                        THE PT GROUP OF MOON TOWNSHIP,
                                        a Pennsylvania general partnership


                                        By: Dale J. Cordial, PT, Inc., Number 4,
                                            a Pennsylvania corporation,
                                            its Partner


                                            By:   /s/ ANTHONY F. MISITANO
                                               ---------------------------------
                                               Name:  Anthony F. Misitano
                                               Title: President


                                        THI Therapy Concepts, LLC,
                                        a Delaware limited liability company


                                        By:   /s/ JEFFREY A. BARNHILL
                                           -------------------------------------
                                           Name:  Jeffrey A. Barnhill
                                           Title: Vice-President


                                        THI SERVICES OF MARYLAND, LLC,
                                        a Delaware limited liability company


                                        By:   /s/ JEFFREY A. BARNHILL
                                           -------------------------------------
                                           Name:  Jeffrey A. Barnhill
                                           Title: Vice-President

                                   SCHEDULE I

                                   (BORROWERS)

1.   THI of Ohio Real Estate Holding Company, LLC

2.   THI of Ohio at Columbus, LLC

3.   THI of Ohio at Valley View, LLC

4.   THI of Ohio at Northwestern, LLC

5.   THI of Ohio at Oak Grove, LLC

6.   THI of Ohio at Paradise Oaks, LLC

7.   THI of Ohio at Somerset, LLC

8.   THI of Ohio at Willard, LLC

9.   THI of Ohio at Hillcrest, LLC

10.  THI of Ohio at Maple View, LLC

11.  THI of Ohio at Wintersong Village, LLC

12.  THI of Ohio at Woodland, LLC

13.  THI of Ohio at Greenbriar South, LLC

14.  THI of Ohio at Golden Years, LLC

15.  THI of Maryland Real Estate Holding Co., LLC

16.  THI of Maryland at Bel Pre, LLC

17.  THI of Maryland at Liberty Heights, LLC

18.  THI of Maryland at Marley Neck, LLC

19.  THI of Maryland at Northwest, LLC

                                   SCHEDULE II

                                  (GUARANTORS)

----------------------------------------------------------------------------------
GUARANTOR                                     TYPE OF ENTITY

----------------------------------------------------------------------------------
1.  Trans Healthcare, Inc.                    a Delaware corporation

----------------------------------------------------------------------------------
2.  Trans Healthcare of Ohio, Inc.            a Delaware corporation

----------------------------------------------------------------------------------
3.  THI of Ohio ALFs, Inc.                    a Delaware corporation

----------------------------------------------------------------------------------
4.  THI Properties, Inc.                      a Delaware corporation

----------------------------------------------------------------------------------
5.  THI Services Corp.                        a Delaware corporation

----------------------------------------------------------------------------------
6.  THI Specialty Hospitals of Ohio, Inc.     a Delaware corporation

----------------------------------------------------------------------------------
7.  Trans Health Management, Inc.             a Delaware corporation

----------------------------------------------------------------------------------
8.  THI of Maryland, Inc.                     a Delaware corporation

----------------------------------------------------------------------------------
9.  THI Therapy Concepts, LLC                 a Maryland limited liability company

----------------------------------------------------------------------------------
10. THI Services of Maryland, LLC             a Maryland limited liability company

----------------------------------------------------------------------------------
11. Physical Therapy Plus, Inc.               a Pennsylvania corporation

----------------------------------------------------------------------------------
12. Dale J. Cordial, PT, Inc.                 a Pennsylvania corporation

----------------------------------------------------------------------------------
13. Dale J. Cordial, PT, Inc., Number Four    a Pennsylvania corporation

----------------------------------------------------------------------------------
14. The pt Group of Penn Hills                a Pennsylvania general partnership

----------------------------------------------------------------------------------
15. The pt Group Physical Therapy for Women   a Pennsylvania general partnership

----------------------------------------------------------------------------------
16. The pt Group of Moon Township             a Pennsylvania general partnership

----------------------------------------------------------------------------------